Exhibit 10.16

Summary Translation of Liquid Capital Loan Contract

Borrower: Zhejiang Forest Bamboo Tech Ltd.

Loaner: Bank of China Lishui Branch

The Amount: 13,000,000.00 Yuan

Interest Settlement Date: 20th of the last month of each quarter; 21st as the date to pay interest

Date of Draft: within 5 days upon signing the contract on January 6, 2015

Loan Period: 12 months

Purpose: purchasing charcoal products

Loan Rate: Fixed rate, annual rate of 7.28%

Contract Signed Date: 2015-01-06

Withdrawal Conditions:

The borrower should meet the following withdrawal conditions:

1. the contract and its annex has been in force.

2. the borrower has provided guarantee per the loaner, the guarantee contract has been in force and has been legally approved and filed.

3. the borrower has reserved all borrower’s documents, chop, staff list and signature sample.

4. the borrower has opened a bank account as stated in the contract per the loaner.

5. three business day before a withdrawal, the borrower will submit a withdrawal application along with its usage and all related formalities.

6. the borrower has submitted resolution and power of attorney from the board meeting and other authorities that approves to sign and perform the contract.

If the above conditions have not been met, the loaner has the right to reject the borrower’s withdrawal application.

Guarantee:

The contract is the main contract under the <Maximum Mortgage Contract> (No. 1213 of year 2013), a joint responsibility to ensure the maximum amount.

The Legal Representative of the company Zhang Dexian provides an individual join liability guarantee, and separately signs a <Maximum Guarantee Contract> (No. 289-1 of year 2013)

Wang Zhengyu Dexian provides an individual join liability guarantee, and separately signs <Maximum Guarantee Contract> (No. 289-2 of year 2013)

Under the circumstances as below, the loaner has the right, and the borrower is obligated to provide a new guarantee, to replace the guarantor:

- certain events happen that assure the loaner to think that the borrower or guarantor can’t performance the contract;

- the guarantee contract became invalid, revoked or terminated;

- the financial situation of the borrower and guarantor deteriorated or they are involved in significant litigation or arbitration cases;

- the guarantor breaches the contract, or the collateral is devalued, damaged, lost in fire, or was sealed which results in weakening or loss of collateral value.

Any disputes can be brought up to local court.